UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 12, 2021

Date of Report (Date of earliest event reported)

OmniLit Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41034	87-0816957
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Lincoln Road, Suite 500 Miami Beach FL	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 750-2820

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of a redeemable warrant	OLITU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value per share	OLIT	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant entitling the holder to purchase one share of Class A common stock	OLITW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K filed November 12, 2021, OmniLit Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 14,375,000 units (“Units”), which includes full exercise of the underwriter’s over-allotment option, with each Unit consisting of one share of Class A common stock, par value $0.0001 per share (the “Common Stock”), and one-half of a redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Common Stock for $11.50, at any time commencing 30 days after the consummation of an initial business combination (each a “Warrant”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $143,750,000.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with OmniLit Sponsor LLC (the “Sponsor”) of 6,920,500 Warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating total proceeds of $6,920,500.

As of November 12, 2021, a total of $146,625,000 of the net proceeds from the IPO and the Private Placement was deposited in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, LLC, acting as trustee. Such amount includes $5,031,250 of deferred underwriting commissions that will be released to the underwriters only on completion of an initial business combination.

An audited balance sheet as of November 12, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

99.1	Balance Sheet dated as of November 12, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2021

OmniLit Acquisition Corp.

By:	/s/ Al Kapoor
Name:	Al Kapoor
Title:	Chairman and Chief Executive Officer

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